                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                             _____________________


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                             _____________________


Date of Report (date of earliest event reported):    April 22, 1997
                                                     --------------

                              Dime Bancorp, Inc.
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              (Exact Name of Registrant as Specified in Charter)


       Delaware                           1-13094              11-3197414
------------------------------     --------------------   ----------------------
(State or Other Jurisdiction            (Commission           (IRS Employer
     of Incorporation)                  File Number)       Identification No.)


  589 Fifth Avenue, New York, New York                               10017
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 (Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:               (212) 326-6170
                                                                  --------------


                                Not Applicable
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         (Former Name or Former Address, if changed since last Report)
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Item 5.  Other Events.
         ------------

          On April 22, 1997, Dime Bancorp, Inc. (the "Registrant") issued a press release announcing its preliminary financial results for the first quarter of 1997. The press release has been filed as an exhibit to this Current Report and is incorporated by reference herein.


Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.
          ----------------------------------

          The following exhibit is attached to this Current Report.

          99 - Press Release, dated April 22, 1997, issued by the Registrant.

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                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        DIME BANCORP, INC.



                                        By:    /s/ Lawrence J. Toal
                                             ------------------------------
                                             Lawrence J. Toal
                                             Chief Executive Officer,
                                              President,Chief Operating
                                              Officer and Director



Date: April 22, 1997

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                                 EXHIBIT INDEX
                                 -------------


Exhibit                       Item                           Page
-------                       ----                           ----

  99           Press Release, dated April 22, 1997,           5
               issued by Dime Bancorp, Inc.

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